Capital One Southcoast
5
th
Annual Energy Conference
December 7, 2010 December 7, 2010
Dean E. Taylor Dean E. Taylor
Chairman, President & CEO Chairman, President & CEO
Joseph M. Bennett Joseph M. Bennett
Executive Vice President Executive Vice President
and Chief Investor Relations Officer and Chief Investor Relations Officer
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS

Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries of operations; foreign currency fluctuations; labor influences proposed by international conventions; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

KEY TAKEAWAYS
Culture of safety & operating excellence
History of earnings growth and solid returns
World’s largest and newest fleet provides
basis for continued earnings growth
Strong balance sheet allows us to act upon
available opportunities

SM SAFETY – SAFETY – A TOP PRIORITY A TOP PRIORITY 4

0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Calendar Years
2002
2003 2004
2005
2006
2007
2008
2009
TIDEWATER
DUPONT DOW CHEMICAL EXXON MOBIL
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES

32% Six-Year Compounded
Annual Earnings Growth Rate
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in
Fiscal 2010 is exclusive of $.87 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a
$0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter.
Adjusted Return
On Avg. Equity    4.3%            7.2% 12.4% 18.5%             18.3% 19.5%              11.9%
SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
6
$5.41
$7.89
$1.03
$1.78
$3.33
$5.94
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010

Vessel Count Estimated Cost
AHTS 90 $1,626m
PSV’s 81 $1,615m
Crewboats & Tugs 67 $290m
TOTALS: 238 $3,531m (1)
(1) $3,085m (87%) funded through 9/30/10
.
THE LARGEST MODERN FLEET
THE LARGEST MODERN FLEET
IN THE INDUSTRY…
IN THE INDUSTRY…
At 9/30/10, 190 new vessels in fleet with ~5 year average age
Vessel Commitments
Jan. ’00 – September ‘10

0
5
10
15
20
25
30
35
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Built Acquired
VESSEL DELIVERIES
VESSEL DELIVERIES
8
Fiscal Year
Fiscal years 2011-2013 include actual deliveries through 9/30/10 and estimated deliveries of vessels committed to build or acquire as of 9/30/10
At 9/30/10, total 238 vessels with
a capital cost of $3.531 billion

Count
AHTS 11
PSV 18
Crew and Tug 1
Total 30
Vessels Under Construction*
As of September 30, 2010
…
…
AND OUR LEAD IS GROWING
AND OUR LEAD IS GROWING
* Includes four new vessels committed to purchase as of 9/30/10
Estimated delivery schedule –
8 in remainder of FY ‘11,
18 in FY ‘12 and 4 thereafter
CAPX of $205m in remainder of FY ‘11,
$213m in FY ‘12 and $27m in FY ‘13

0
5
10
15
20
3/31/06 3/31/07 3/31/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13
SIGNIFICANT AVERAGE AGE IMPROVEMENT
SIGNIFICANT AVERAGE AGE IMPROVEMENT
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Includes 30 vessels under construction (including four purchase commitments) in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments (average additional 20 vessels per year). Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
20
17
8

The current average “economic age” of our
vessel fleet is ~6.2 years (based upon NBV)

8
2
4
6
9
0
2
4
6
8
10
9/30/09 Qtr 12/31/09
Qtr
3/31/10 Qtr 6/30/10 Qtr 9/30/10 Qtr
RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
11
Amounts depict vessel count and total cost in quarter commitment was made to acquire (not when delivery or payments were made)
$96M
$55M
$72M
$177M
1 MPSV
1 PSV
4 AHTS
6 AHTS
6 AHTS
3 PSV’s
29 vessels over five quarters with
total capital cost of $577 million
$177M
4 PSV’s
4 AHTS

Senior Unsecured Notes $425 million
Average Life to Maturity ~ 9 years
Weighted Average Coupon 4.25%
Closing Dates
$310 million 10/15/10
$115 million 12/30/10
NEW PRIVATE PLACEMENT FINANCING
NEW PRIVATE PLACEMENT FINANCING

PRO FORMA IMPACT OF FINANCING
PRO FORMA IMPACT OF FINANCING

September 30, 2010 Pro Forma info:
Cash & Cash Equivalents $477 million
Total Debt $815 million
Shareholders Equity $2,480 million
Net Debt / Net Capitalization 12%
Total Debt / Capitalization 25%
Pro forma liquidity as of 9/30/10 of ~ $800 million,
including $335 million remaining revolving credit facility

Six Months Ended
9/30/10 9/30/09
Revenues $530 $622
Adjusted Net Earnings* $67 $156
Adjusted EPS* $1.32 $3.05
Net Cash from Operations $153 $165
Capital Expenditures $391 $213
* Adjusted Net Earnings and Adjusted EPS for the six months ended 9/30/10 exclude a $4.35 million, or $0.09 per share, charge related to settlement with DOJ for FCPA matters, and a $3.9 million, or $0.08 per share, charge related to participation in a multi-company U.K.-based pension plan. Adjusted net earnings and EPS for the six months ended
9/30/09 exclude $48.1 million, or $0.94 per share, related to provision for Venezuelan operations and $34.3 million, or
$0.66 per share, tax benefit related to favorable resolution of tax litigation..
SELECTED FINANCIAL HIGHLIGHTS
SELECTED FINANCIAL HIGHLIGHTS
$ in Millions,
Except Per Share Data

Over an 11-year period, Tidewater invested $3.2 billion in CAPX ($2.8 billion in the “new” fleet), and paid out $923 million through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.1 billion and $640 million, respectively
PRIMARY USES OF CASH
PRIMARY USES OF CASH

Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
International market opportunities
•
Growth
•
Longer contracts
•
Better utilization
•
Higher dayrates
Solid customer base of NOC’s and IOC’s
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH

OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
(excludes stacked vessels – as of 9/30/10)
North America
18
(6%)
Central/South America
61
(21%)
West Africa
127
(45%)
Europe / M.E.
38
(13%)
Far East
42
(15%)
International / U.S.
2010:  94% / 6%
2000:  62% / 38%

VESSEL POPULATION BY OWNER
(Includes AHTS and PSV’s only) Estimated as of Early-November 2010
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (1,847
total
vessels for
350+ owners)
5
62
67
72
106
119
288
0
100
200
300
400
500
Tidewater fleet includes 136 vessel additions since 2000

NOC's
24%
Others
35%
Super Majors
41%
Our top 10 customers in Fiscal 2010 (6 Super Majors,
3 NOC’s and one large independent) accounted for 63% of our revenue
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
THE WORLDWIDE FLEET - RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of Early-November 2010
Source: ODS-Petrodata and Tidewater
As of early-November 2010, there are approximately 362 additional AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet estimated at 2,561 vessels, including 333 vessels that are
30+ yrs old (13%), and another 459 vessels that are 25-29 yrs old (18%)

Vessels > 25 years old today

Avg. Dayrates
$14,694*
$16,163
(+ 10%)
$17,780
(+ 10%)
85.3%*
85.0%
90.0%
~$4.20
EPS
~$6.00
EPS
~$9.50
EPS
270 vessels assumes (190 current new vessels + 30 under construction + ~ 20 additional new vessels per year for two and a half years).
WHERE COULD FISCAL 2014 FIND US?
WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
Potential for Earnings Acceleration
* 9/30/10 six month YTD actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions.

Maintain
Financial Strength
EVA-Based Investments
On Through-cycle Basis
Deliver Results
FINANCIAL STRATEGY FOCUSED ON
FINANCIAL STRATEGY FOCUSED ON
CREATING LONG-TERM SHAREHOLDER VALUE
CREATING LONG-TERM SHAREHOLDER VALUE

Capital One Southcoast
5
th
Annual Energy Conference
December 7, 2010 December 7, 2010
Dean E. Taylor Dean E. Taylor
Chairman, President & CEO Chairman, President & CEO
Joseph M. Bennett Joseph M. Bennett
Executive Vice President Executive Vice President
and Chief Investor Relations Officer and Chief Investor Relations Officer

Appendix Appendix 24

RECENT ACCOMPLISHMENTS
RECENT ACCOMPLISHMENTS
First full fiscal year without a lost time accident (FY 2010)
Respectable earnings & returns in a trough (tough) market
Selected acquisitions of choice assets
Disciplined disposal of traditional equipment
Delivery of 45 new vessels over last two full fiscal years
Balance sheet still solid
Strategy working – Poised to seize opportunities

0
100
200
300
400
500
Active Fleet Dispositions
CONTINUALLY ACQUIRING NEW AND
CONTINUALLY ACQUIRING NEW AND
DISPOSING OF  MATURE VESSELS
DISPOSING OF  MATURE VESSELS
(As of 9/30/10) (As of 9/30/10)
316
(B)
524
(C)
220 New Vessels (A)
427 Sold
97 Scrapped
(A) Net new vessels added to the fleet since January 2000, including 30 vessels under construction at 9/30/10. This new vessel total excludes 18 new vessels that were acquired, then disposed (mostly to a TDW joint venture.)
(B) Total fleet count excludes 94 stacked vessels as of 9/30/10.
(C) 524 vessel dispositions generated $671 million of proceeds and $280 million of gains over the last 11 years.

FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Years
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6%
37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9%
51.3%
46.8%

50%
60%
70%
80%
90%
9/07 3/08 9/08 3/09 9/09 3/10 9/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Dayrate
* Dayrate and utilization information is for all classes of vessels operating international
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $7.8M in revenue
1% change in utilization = $15.4M in revenue

INTERNATIONAL VESSEL DAYRATES
INTERNATIONAL VESSEL DAYRATES
* Dayrate and utilization information is for all classes of vessels operating international
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
09/07 03/08 09/08 03/09 09/09 03/10 09/10
Traditional Vessels
New Vessels

30%
40%
50%
60%
70%
80%
90%
9/07 3/08 9/08 3/09 9/09 3/10 9/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Dayrate
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
09/07 03/08 09/08 03/09 09/09 03/10 09/10
Traditional Vessels
New Vessels

Source: ODS-Petrodata and Tidewater
WORKING RIG COUNTS
“Peak to Present”
GOM accounts for 34 of the 71 working jackup count variance from June 2008
(Peak) to November 2010 (post-Horizon)
GOM Semi & Drillship count drops by 24 units (from 31 to 7) between April and
November 2010; offset by an increase of 10 units in the rest of world
Jackups Semis Drillships Total
June 2008
(Peak)
379 145 30 554
Late-April 2010
(pre-Horizon)
323 150 46 519
Early-Nov.
2010 (post-
Horizon)
308 146 36 490

Other Operators
Top 10 Customers
Tidewater’s top 10 customers contract nearly 24% of the working worldwide jackup fleet and ~47% of the working worldwide floater fleet
Jackups
(308 Working Rigs)
Floater Rigs
(182 Working Rigs)
73
235
86
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
(Estimated as of Early-November 2010)
33
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers

-50%
0%
50%
100%
150%
200%
Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10
TDW DJIA S&P500 OSX
OSX 52%
S&P 500  9%
DJIA 16%
TDW 36%
RETURNS vs the MARKET
RETURNS vs the MARKET
FIVE YEAR STOCKHOLDER RETURN
FIVE YEAR STOCKHOLDER RETURN
34